Ticker Symbol FMGRX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

FMX Growth
Allocation Fund

A series of
Starboard Investment Trust

SUMMARY PROSPECTUS

September 28, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/800.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The FMX Growth Allocation Fund (the “Growth Fund” or the “Fund”) seeks capital appreciation without regard to current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Growth Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	26.92%
Acquired Fund Fees and Expenses	0.88%
Total Annual Fund Operating Expenses	28.75%
Fee Waiver and/or Expense Limitation1	26.42%
Net Annual Fund Operating Expenses	2.33%

1.  The Advisor has entered into an Operating Plan with the Fund’s administrator, through October 1, 2011, under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the maximum of 0.50% of the average daily net assets of each Fund to be paid by each Fund to the administrator under its consolidated fee arrangement.  The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Funds any amounts paid by the Advisor to the Administrator under the Operating Plan.

Example: This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

•	You invest $10,000 in the Fund for the periods shown;
•	You reinvest all dividends and distributions;
•	You redeem all of your shares at the end of those periods;
•	You earn a 5% return each year; and
•	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

Fund	1 Year	3 Years
Growth Fund	$236	$4,821

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 332.64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment advisor, FolioMetrix, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund primarily invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will invest primarily in Portfolio Funds that have an investment objective similar to the Fund’s or that are otherwise permitted investments under the Fund’s investment policies.  For the Growth Fund, the Portfolio Funds’ investments generally will include, but are not limited to, equity securities.

The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund's investment objective while assuming risk that is no more than 20% greater than the S&P 500 Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

General Risks:

Market risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects. The Fund’s performance per share will change daily in response to such factors.

Risks related to “Fund of Funds” structure.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as mutual funds and ETFs.  Investments in other investment companies subjects the Fund to additional operating and management fees and expenses.  For example, investors in the Fund will indirectly bear fees and expenses charged by the mutual funds and ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

Under the Investment Company Act of 1940, the Fund may not acquire shares of another investment company if, immediately after acquisition, the Fund and their affiliated persons will hold more than 3% of the investment company’s outstanding shares unless the Fund or the investment company have received an order for exemptive relief from the 3% limitation from the SEC and the Fund and the investment company take appropriate steps to comply with the conditions in such order.  Consequently, the 3% limitation may prevent the Fund from allocating their investments in the manner the Advisor considers optimal.

Derivative Risk.  Some Portfolio Funds may use derivative instruments which derive their value from the value of an underlying asset, currency, or index.  The value of derivatives may rise or fall more capital than other investments and it is possible to lose more than the initial amount invested.

Leverage Risk.  Some Portfolio Funds may borrow money for leveraging and will incur interest expenses.  The NAV per share of a Portfolio Fund will increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if it did not borrow funds.

Short Sales Risk.  The Portfolio Funds may engage in short sales, which could cause a Portfolio Fund’s investment performance to suffer if it is required to close out a short position earlier than it had intended.  This could cause the Fund’s performance to suffer to the extent that it invests is such a Portfolio Fund.

Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Portfolio Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Portfolio Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of stock funds that focus on other types of investments, or that have a broader investment style.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor was formed in 2009 and is registered as an investment adviser with the SEC.  However, the Advisor does not have previous experience managing an investment company registered under the 1940 Act.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing registered investment company may limit its effectiveness.  The experience of the portfolio managers is discussed in “Management of the Fund – Investment Advisor.”

New Fund Risk. The Fund was formed in 2009.   Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Growth Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Foreign Securities and Emerging Markets Risk.  The Portfolio Funds may have significant investments in foreign securities.  Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

The Portfolio Funds may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment advisor is FolioMetrix, LLC.  The Fund’s portfolio will be managed on a day-to-day basis by D. Jerry Murphey.  Mr. Murphey founded the Advisor in 2009, and has been its President and Chief Executive Officer since inception.

PURCHASE AND SALE OF FUND SHARES

You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $1,000 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the FMX Growth Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863  to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI